UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-49639	23-2250152
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

800-822 Church Street Honesdale, PA	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

On April 27 2006, the Registrant announced that it intends to initiate a stock repurchase plan covering up to 10% of shares of its outstanding common stock, to be purchased in the open market. The Registrant announced that the repurchases would be made from time to time in open market transactions, subject to the availability of shares.

For further details, reference is made to the Press Release dated April 28, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

(c) Exhibits.

The following exhibits are being filed herewith:

99.1     Press Release dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMECO, INC.

Date: April 28, 2006
	By:	/s/ Maureen H. Beilman
Maureen H. Beilman
Chief Financial Officer and Treasurer